UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On August 27, 2013, Donald Neff, Vice President, Finance Operations and Controller (principal accounting officer) of NII Holdings, Inc. (the “Company”), notified the Company of his decision to resign effective September 10, 2013.

(c)
On August 28, 2013, Esteban Naranjo, 50, accepted the position of Vice President, Corporate Controller and Principal Accounting Officer of the Company effective September 1, 2013. In this role, Mr. Naranjo will report directly to Juan Figuereo, the Company's Executive Vice President, Chief Financial Officer.

Mr. Naranjo has served as the Company's Vice Present and Deputy Controller since August 2012. Prior to that role, Mr. Naranjo held various positions at the Company including Vice President and Assistant Controller from April 2010 to August 2012 and Controller of Nextel Mexico, the Company's Mexican operating subsidiary, from April 2005 to April 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: September 3, 2013	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President, Corporate Counsel